                                                         EXHIBIT A

----------------------------------------------      -------------------   ----------------------    ------------------------
NAME OF FUND                                            EXPENSE CAP           EFFECTIVE DATE            EXPENSE CAP TERM
                                                      (OF AVERAGE NET
                                                          ASSETS)
------------------------------------------------    -------------------   ----------------------    ------------------------
First Trust Dow Jones Select MicroCap Index(SM)            0.60%             December 6, 2010            April 30, 2018
Fund
------------------------------------------------    -------------------   ----------------------    ------------------------
First Trust Morningstar(R) Dividend Leaders(SM)            0.45%             December 20, 2010           April 30, 2018
Index Fund
------------------------------------------------    -------------------   ----------------------    ------------------------
First Trust Nasdaq-100 Equal Weighted Index(SM)            0.60%             December 6, 2010            April 30, 2018
Fund
------------------------------------------------    -------------------   ----------------------    ------------------------
First Trust Nasdaq-100 Technology Sector                   0.60%             December 6, 2010            April 30, 2018
Index(SM) Fund
------------------------------------------------    -------------------   ----------------------    ------------------------
First Trust US Equity Opportunities ETF                    0.60%              January 3, 2011            April 30, 2018
------------------------------------------------    -------------------   ----------------------    ------------------------
First Trust NYSE Arca Biotechnology Index                  0.60%              January 3, 2011            April 30, 2018
Fund
------------------------------------------------    -------------------   ----------------------    ------------------------
First Trust Capital Strength ETF                           0.65%              January 3, 2011            April 30, 2018
------------------------------------------------    -------------------   ----------------------    ------------------------
First Trust Dow Jones Internet Index(SM) Fund              0.60%             December 6, 2010            April 30, 2018
------------------------------------------------    -------------------   ----------------------    ------------------------
First Trust Nasdaq-100 Ex-Technology Sector                0.60%             December 6, 2010            April 30, 2018
Index(SM) Fund
------------------------------------------------    -------------------   ----------------------    ------------------------
First Trust Nasdaq(R) Clean Edge(R) Green Energy           0.60%              January 3, 2011            April 30, 2018
Index Fund
------------------------------------------------    -------------------   ----------------------    ------------------------
First Trust Total US Market AlphaDEX ETF                   0.70%             December 6, 2010            April 30, 2018
------------------------------------------------    -------------------   ----------------------    ------------------------
First Trust Value Line(R) Dividend Index Fund              0.70%              January 3, 2011            April 30, 2018
------------------------------------------------    -------------------   ----------------------    ------------------------
First Trust S&P REIT Index Fund                            0.50%             December 6, 2010            April 30, 2018
------------------------------------------------    -------------------   ----------------------    ------------------------
First Trust Natural Gas ETF                                0.60%             January 20, 2011            April 30, 2018
------------------------------------------------    -------------------   ----------------------    ------------------------
First Trust Water ETF                                      0.60%             December 6, 2010            April 30, 2018
------------------------------------------------    -------------------   ----------------------    ------------------------
First Trust Chindia ETF                                    0.60%              January 3, 2011            April 30, 2018
------------------------------------------------    -------------------   ----------------------    ------------------------
First Trust Value Line(R) 100 Exchange-Traded              0.70%              January 3, 2011            April 30, 2018
Fund
------------------------------------------------    -------------------   ----------------------    ------------------------
First Trust Nasdaq(R) ABA Community Bank Index             0.60%              January 3, 2011            April 30, 2018
Fund
------------------------------------------------    -------------------   ----------------------    ------------------------